UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2013

Car Charging Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-149784	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1691 Michigan Avenue, Suite 601
Miami Beach, Florida 33139
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2013, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Purchasers”) for the purchase of an aggregate of $10,000,000 (the “Aggregate Subscription Amount”). Pursuant to the Securities Purchase Agreement, the Company issued the following to the Purchaser: (i) 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001, valued at $1.00 per share (the “Common Stock”); and (ii) warrants (the “Warrants”) to purchase an aggregate of 10,000,000 shares of Common Stock (the “Warrant Shares”) for an exercise price of $1.05 per share.

Warrants

The Warrants issued in the Securities Purchase Agreement, are exercisable for an aggregate of 10,000,000 shares of the Company’s Common Stock for a period of five years from the original issue date. The exercise price for the Warrant Shares is $1.05 per share.

Registration Rights Agreement

In connection with the sale of the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register all of the Shares and Warrant Shares (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC within 30 calendar days following the Closing Date (the “Filing Deadline”) and to use best efforts to cause the Registration Statement to be declared effective under the Securities Act within 60 days following the Closing Date (or, in the event of a “full review” by the SEC, within 120 calendar days following the Closing Date) (the “Effectiveness Deadline”). If the Company does not meet the Filing Deadline or the Effectiveness Deadline, the Company will have to pay the Purchaser a penalty equal to 1% of the Aggregate Subscription Amount.

The foregoing description of the terms of the Securities Purchase Agreement, the form of Warrant, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements filed as exhibits 10.1, 4.1, and 10.2 to this Report.

Item 1.02 Termination of a Material Definitive Agreement

On October 7, 2013, the Company entered into a Memorandum of Understanding with Wolverine Asset Management, LLC (“Wolverine”) and on October 8, 2013, the Company entered into the Term Sheet for Offering of Senior Secured Convertible Notes and Warrants with Wolverine (collectively, and together with any and all other previously negotiated and/or executed term sheets between the Company and Wolverine, the “Wolverine Term Sheets”), including a provision, upon a successful winning bid for the ECOtality assets, the Company agreed to issue Wolverine a warrant with an exercise price of one penny for each dollar committed by Wolverine and funded for the ECOtality asset purchase (the “Warrant Issuance”). Additionally, the Wolverine Term Sheets included a 20-business day exclusivity period from the date of the Wolverine Term Sheets (the “Exclusivity”). As an inducement to enter into the Securities Purchase Agreement, Wolverine and the Company hereby agree to terminate the Wolverine Term Sheets and release each party thereto from any and all obligations thereunder, including the Warrant Issuance and the Exclusivity. In exchange for the release of the Warrant Issuance and Exclusivity and as a further inducement to enter into this Agreement, the Company shall issue Two Million Shares (the “Settlement Shares”) of Common Stock to Wolverine that do not contain registration rights and that are subject to a twelve (12) month lock up and, thereafter, a bleed-out agreement limiting Wolverine’s ability to trade such Settlement Share to no more than 10% of the composite aggregate daily trading volume of the Company’s common stock on a given day.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

On December 9, 2013, the Company issued 10,000,000 shares of Common Stock and warrants exercisable into 10,000,000 shares of Common Stock to the Purchasers. The Company issued the Shares and Warrants in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b). The Company engaged placement agents for this offering for a total fee of $932,500, warrants to purchase 988,000 shares of the Company’s common stock with an exercise price of $1.00, warrants to purchase 112,000 shares of the Company’s common stock with an exercise price of $1.05 and 112,000 shares of the Company’s Common Stock.

The Company issued the Settlement Shares to Wolverine in exchange for the release of the Warrant Issuance and Exclusivity under the Wolverine Term Sheets. These shares were issued pursuant to Section 4(2) of the Securities Act. The Company’s reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and the Company.

Item 8.01 Other Events.

On December 6, 2013, the Company issued a press release announcing the sale of the Common Stock to the Purchasers, a copy of which is filed as exhibit 99.1 to this Report.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits

Exhibit Number	Description
4.1	Form of Warrant.
10.1	Securities Purchase Agreement, dated December 9, 2013.
10.2	Registration Rights Agreement, dated December 9, 2013.
99.1	Press Release, dated December 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2013

Car Charging Group, Inc.

By:	/s/ Michael D. Farkas
Michael D. Farkas
Chief Executive Officer